April 24, 2024	FOR IMMEDIATE RELEASE
Media Contact: Steve Hollister, 727.567.2824
Investor Contact: Kristina Waugh, 727.567.7654
raymondjames.com/news-and-media/press-releases

RAYMOND JAMES FINANCIAL REPORTS FISCAL SECOND QUARTER OF
2024 RESULTS

•Record client assets under administration of $1.45 trillion and record Private Client Group assets in fee-based accounts of $798.8 billion, up 18% and 20%, respectively, over March 2023
•Record quarterly net revenues of $3.12 billion, up 9% over the prior year’s fiscal second quarter and 3% over the preceding quarter
•Quarterly net income available to common shareholders of $474 million, or $2.22 per diluted share; quarterly adjusted net income available to common shareholders of $494 million(1), or $2.31 per diluted share(1)
•Total clients’ domestic cash sweep and Enhanced Savings Program (“ESP”) balances of $58.2 billion, up 11% over March 2023 and slightly above December 2023
•Record net revenues of $6.13 billion and record net income available to common shareholders of $971 million for the first half of fiscal 2024, up 8% and 4%, respectively, over the first half of fiscal 2023
•Annualized return on common equity of 18.3% and annualized adjusted return on tangible common equity of 22.8%(1) for the first half of fiscal 2024

ST. PETERSBURG, Fla – Raymond James Financial, Inc. (NYSE: RJF) today reported net revenues of $3.12 billion and net income available to common shareholders of $474 million, or $2.22 per diluted share, for the fiscal second quarter ended March 31, 2024. Excluding $26 million of expenses related to acquisitions, quarterly adjusted net income available to common shareholders was $494 million(1), or $2.31 per diluted share(1).

Record quarterly net revenues increased 9% over the prior year’s fiscal second quarter and 3% over the preceding quarter, primarily driven by higher asset management and related administrative fees which grew to $1.52 billion. Quarterly net income available to common shareholders increased 12% over the prior year’s fiscal second quarter, largely due to higher net revenues along with a legal and regulatory net reserve release of $32 million in the quarter. Compared to the preceding quarter, net income available to common shareholders decreased 5%, largely due to a reset of payroll taxes and salary increases in the fiscal second quarter.

For the first six months of the fiscal year, record net revenues of $6.13 billion increased 8%, record earnings per diluted share of $4.54 increased 7%, and record adjusted earnings per diluted share of $4.71(1) increased 9% over the first half of fiscal 2023. The Private Client Group segment generated record net revenues and pre-tax income, and the Asset Management segment produced record net revenues, during the first six months of the fiscal year. For this period, annualized return on common equity was 18.3% and annualized adjusted return on tangible common equity was 22.8%(1).

“We generated record quarterly net revenues of $3.12 billion in the fiscal second quarter fueled by robust year-over-year growth in client assets under administration of 18%, reflecting market growth and solid financial advisor retention and recruiting in the Private Client Group,” said Chair and CEO Paul Reilly. “Entering the back half of the fiscal year, we are well positioned with record client assets and ample capital to support business growth.”

Please refer to the footnotes at the end of this press release for additional information.

Segment Results
Private Client Group

•Record quarterly net revenues of $2.34 billion, up 9% over the prior year’s fiscal second quarter and 5% over the preceding quarter
•Quarterly pre-tax income of $444 million, up 1% over both the prior year’s fiscal second quarter and the preceding quarter
•Record Private Client Group assets under administration of $1.39 trillion, up 19% over March 2023 and 6% over December 2023
•Record Private Client Group assets in fee-based accounts of $798.8 billion, up 20% over March 2023 and 7% over December 2023
•Domestic Private Client Group net new assets(2) of $9.6 billion for the fiscal second quarter; Domestic PCG net new assets(2) of $31.2 billion, or annualized growth from beginning of period assets of 5.7%, for the first half of the fiscal year
•Total clients’ domestic cash sweep and ESP balances of $58.2 billion, up 11% over March 2023 and up slightly over December 2023

Record quarterly net revenues grew 9% year-over-year and 5% sequentially predominantly driven by higher asset management and related administrative fees, reflecting growth of assets in fee-based accounts during the year, along with higher brokerage revenues.

“Our advisor and client-focused culture and robust technology capabilities continue to drive strong advisor recruiting activity,” said Reilly. “Record PCG net revenues reflected 19% annual growth of client assets, driven by rising equity markets and net new assets(2).”

Capital Markets

•Quarterly net revenues of $321 million, up 6% over the prior year’s fiscal second quarter and down 5% compared to the preceding quarter
•Quarterly pre-tax loss of $17 million
•Quarterly investment banking revenues of $171 million, up 18% over the prior year’s fiscal second quarter and 1% over the preceding quarter

Quarterly net revenues grew 6% over the prior-year quarter primarily the result of higher investment banking revenues. Sequentially, quarterly net revenues declined 5%, primarily driven by lower fixed income brokerage revenues and M&A and advisory revenues, partially offset by higher debt underwriting revenues.

“Investment banking revenues increased slightly from the preceding quarter driven primarily by higher debt underwriting revenues,” said Reilly. “Our M&A pipeline and new business activity remain healthy; however, the timing of closings remains difficult to predict.”

Asset Management

•Record quarterly net revenues of $252 million, up 17% over the prior year’s fiscal second quarter and 7% over the preceding quarter
•Quarterly pre-tax income of $100 million, up 22% over the prior year’s fiscal second quarter and 8% over the preceding quarter
•Record financial assets under management of $227 billion, up 17% over March 2023 and 5% over December 2023

Record quarterly net revenues grew 17% year-over-year and 7% sequentially largely attributable to higher financial assets under management due to higher equity markets and net inflows into fee-based accounts in the Private Client Group.

Please refer to the footnotes at the end of this press release for additional information.

Bank

•Quarterly net revenues of $424 million, down 21% compared to the prior year’s fiscal second quarter and 4% compared to the preceding quarter
•Quarterly pre-tax income of $75 million, down 18% compared to both the prior year’s fiscal second quarter and the preceding quarter
•Bank segment net interest margin (“NIM”) of 2.66% for the quarter, down 97 basis points compared to the prior year’s fiscal second quarter and 8 basis points compared to the preceding quarter
•Net loans of $44.1 billion, up 1% over March 2023 and down slightly compared to December 2023

Quarterly net revenues declined 21% year-over-year and 4% sequentially due to lower NIM. The Bank segment’s NIM decreased 8 basis points during the quarter to 2.66%, largely the result of increased interest expense from higher-cost funding as ESP balances replaced a portion of lower-cost Raymond James Bank Deposit Program client cash sweep balances, which were swept to third-party banks.

The credit quality of the loan portfolio is solid, with criticized loans as a percent of total loans held for investment ending the quarter at 1.21%, up from 1.06% in the preceding quarter. Bank loan allowance for credit losses as a percent of total loans held for investment was 1.06%, and bank loan allowance for credit losses on corporate loans as a percent of corporate loans held for investment was 2.05%.

Other

The effective tax rate for the quarter was 21.8%, reflecting the favorable impact of nontaxable corporate owned life insurance gains in the quarter.

During the fiscal second quarter, the firm repurchased 1.70 million shares of common stock for $207 million at an average price of $122 per share. In April, the firm repurchased an additional $43 million of shares for a total of $400 million to date this fiscal year leaving approximately $1.14 billion available under the Board’s approved common stock repurchase authorization. At the end of the quarter, the total capital ratio was 23.3%(3) and the tier 1 leverage ratio was 12.3%(3), both well above regulatory requirements.

A conference call to discuss the results will take place today, Wednesday, April 24, at 5:00 p.m. ET. The live audio webcast, and the presentation which management will review on the call, will be available at www.raymondjames.com/investor-relations/financial-information/quarterly-earnings. A replay of the call will be available at the same location until July 24, 2024. For a connection to the conference call, please dial: 800-715-9871 (conference code: 3778589).

About Raymond James Financial, Inc.

Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. The company has approximately 8,800 financial advisors. Total client assets are $1.45 trillion. Public since 1983, the firm is listed on the New York Stock Exchange under the symbol RJF. Additional information is available at www.raymondjames.com.

Forward-Looking Statements

Certain statements made in this press release may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates and inflation), demand for and pricing of our products (including cash sweep and deposit offerings), acquisitions, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise.
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC. Fiscal Second Quarter of 2024	Selected Financial Highlights (Unaudited)

Summary results of operations

	Three months ended			% change from
$ in millions, except per share amounts	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2023	December 31, 2023
Net revenues	$3,118	$2,873	$3,013	9%	3%
Pre-tax income	$609	$557	$630	9%	(3)%
Net income available to common shareholders	$474	$425	$497	12%	(5)%

Earnings per common share: (4)
Basic	$2.27	$1.97	$2.38	15%	(5)%
Diluted	$2.22	$1.93	$2.32	15%	(4)%

Non-GAAP measures: (1)
Adjusted pre-tax income	$635	$585	$653	9%	(3)%
Adjusted net income available to common shareholders	$494	$446	$514	11%	(4)%
Adjusted earnings per common share – basic (4)	$2.37	$2.07	$2.46	14%	(4)%
Adjusted earnings per common share – diluted (4)	$2.31	$2.03	$2.40	14%	(4)%

	Six months ended
$ in millions, except per share amounts	March 31, 2024	March 31, 2023	% change
Net revenues	$6,131	$5,659	8%
Pre-tax income	$1,239	$1,209	2%
Net income available to common shareholders	$971	$932	4%

Earnings per common share: (4)
Basic	$4.65	$4.33	7%
Diluted	$4.54	$4.23	7%

Non-GAAP measures: (1)
Adjusted pre-tax income	$1,288	$1,234	4%
Adjusted net income available to common shareholders	$1,008	$951	6%
Adjusted earnings per common share – basic (4)	$4.83	$4.42	9%
Adjusted earnings per common share – diluted (4)	$4.71	$4.31	9%

Other selected financial highlights	Three months ended			Six months ended
	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2024	March 31, 2023
Return on common equity (5)	17.5%	17.3%	19.1%	18.3%	19.3%
Adjusted return on common equity (1) (5)	18.3%	18.2%	19.7%	19.0%	19.7%
Adjusted return on tangible common equity (1) (5)	21.8%	22.3%	23.8%	22.8%	24.2%
Pre-tax margin (6)	19.5%	19.4%	20.9%	20.2%	21.4%
Adjusted pre-tax margin (1) (6)	20.4%	20.4%	21.7%	21.0%	21.8%
Total compensation ratio (7)	65.5%	63.3%	63.8%	64.7%	62.8%
Adjusted total compensation ratio (1) (7)	65.2%	62.8%	63.4%	64.3%	62.2%
Effective tax rate	21.8%	23.3%	21.0%	21.4%	22.6%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Second Quarter of 2024

Consolidated Statements of Income (Unaudited)

	Three months ended			% change from
in millions, except per share amounts	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2023	December 31, 2023
Revenues:
Asset management and related administrative fees	$1,516	$1,302	$1,407	16%	8%
Brokerage revenues:
Securities commissions	414	369	383	12%	8%
Principal transactions	114	127	139	(10)%	(18)%
Total brokerage revenues	528	496	522	6%	1%
Account and service fees	335	258	319	30%	5%
Investment banking	179	154	181	16%	(1)%
Interest income	1,049	915	1,053	15%	—%
Other	31	32	38	(3)%	(18)%
Total revenues	3,638	3,157	3,520	15%	3%
Interest expense	(520)	(284)	(507)	83%	3%
Net revenues	3,118	2,873	3,013	9%	3%
Non-interest expenses:
Compensation, commissions and benefits	2,043	1,820	1,921	12%	6%
Non-compensation expenses:
Communications and information processing	165	153	150	8%	10%
Occupancy and equipment	73	68	72	7%	1%
Business development	60	54	61	11%	(2)%
Investment sub-advisory fees	44	36	40	22%	10%
Professional fees	33	38	32	(13)%	3%
Bank loan provision for credit losses	21	28	12	(25)%	75%
Other	70	119	95	(41)%	(26)%
Total non-compensation expenses	466	496	462	(6)%	1%
Total non-interest expenses	2,509	2,316	2,383	8%	5%
Pre-tax income	609	557	630	9%	(3)%
Provision for income taxes	133	130	132	2%	1%
Net income	476	427	498	11%	(4)%
Preferred stock dividends	2	2	1	—%	100%
Net income available to common shareholders	$474	$425	$497	12%	(5)%

Earnings per common share – basic (4)	$2.27	$1.97	$2.38	15%	(5)%
Earnings per common share – diluted (4)	$2.22	$1.93	$2.32	15%	(4)%
Weighted-average common shares outstanding – basic	208.3	214.3	208.6	(3)%	—%
Weighted-average common and common equivalent shares outstanding – diluted	213.4	219.2	213.8	(3)%	—%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Second Quarter of 2024

Consolidated Statements of Income (Unaudited)

	Six months ended
$ in millions, except per share amounts	March 31, 2024	March 31, 2023	% change
Revenues:
Asset management and related administrative fees	$2,923	$2,544	15%
Brokerage revenues:
Securities commissions	797	721	11%
Principal transactions	253	259	(2)%
Total brokerage revenues	1,050	980	7%
Account and service fees	654	547	20%
Investment banking	360	295	22%
Interest income	2,102	1,742	21%
Other	69	76	(9)%
Total revenues	7,158	6,184	16%
Interest expense	(1,027)	(525)	96%
Net revenues	6,131	5,659	8%
Non-interest expenses:
Compensation, commissions and benefits	3,964	3,556	11%
Non-compensation expenses:
Communications and information processing	315	292	8%
Occupancy and equipment	145	134	8%
Business development	121	110	10%
Investment sub-advisory fees	84	70	20%
Professional fees	65	70	(7)%
Bank loan provision for credit losses	33	42	(21)%
Other (8)	165	176	(6)%
Total non-compensation expenses	928	894	4%
Total non-interest expenses	4,892	4,450	10%
Pre-tax income	1,239	1,209	2%
Provision for income taxes	265	273	(3)%
Net income	974	936	4%
Preferred stock dividends	3	4	(25)%
Net income available to common shareholders	$971	$932	4%

Earnings per common share – basic (4)	$4.65	$4.33	7%
Earnings per common share – diluted (4)	$4.54	$4.23	7%
Weighted-average common shares outstanding – basic	208.4	214.5	(3)%
Weighted-average common and common equivalent shares outstanding – diluted	213.5	219.7	(3)%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Selected Key Metrics
Fiscal Second Quarter of 2024	(Unaudited)

	As of				% change from
$ in millions, except per share amounts	March 31, 2024		March 31, 2023	December 31, 2023	March 31, 2023	December 31, 2023
Total assets	$81,232		$79,180	$80,130	3%	1%
Total common equity attributable to Raymond James Financial, Inc.	$10,905		$9,875	$10,711	10%	2%
Book value per share (9)	$52.60		$46.67	$51.32	13%	2%
Tangible book value per share (1) (9)	$44.11		$38.14	$42.81	16%	3%

Capital ratios:
Tier 1 leverage	12.3%	(3)	11.5%	12.1%
Tier 1 capital	21.9%	(3)	20.1%	21.6%
Common equity tier 1	21.8%	(3)	19.9%	21.5%
Total capital	23.3%	(3)	21.4%	23.0%

	As of			% change from
Client asset metrics ($ in billions)	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2023	December 31, 2023
Client assets under administration	$1,449.1	$1,224.4	$1,370.6	18%	6%
Private Client Group assets under administration	$1,388.8	$1,171.1	$1,310.5	19%	6%
Private Client Group assets in fee-based accounts	$798.8	$666.3	$746.6	20%	7%
Financial assets under management	$226.8	$194.4	$215.0	17%	5%

	Three months ended			Six months ended
Net new assets metrics ($ in millions)	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2024	March 31, 2023
Domestic Private Client Group net new assets (2)	$9,648	$21,473	$21,575	$31,223	$44,699
Domestic Private Client Group net new assets growth — annualized (2)	3.2%	8.4%	7.8%	5.7%	9.4%

	As of			% change from
Private Client Group financial advisors	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2023	December 31, 2023
Employees	3,747	3,628	3,718	3%	1%
Independent contractors	5,014	5,098	4,992	(2)%	—%
Total advisors	8,761	8,726	8,710	—%	1%

	As of			% change from
Clients’ domestic cash sweep and Enhanced Savings Program balances ($ in millions)	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2023	December 31, 2023
Raymond James Bank Deposit Program (“RJBDP”): (10)
Bank segment (10)	$23,405	$37,682	$23,912	(38)%	(2)%
Third-party banks (10)	18,234	9,408	17,820	94%	2%
Subtotal RJBDP	41,639	47,090	41,732	(12)%	—%
Client Interest Program	1,715	2,385	1,765	(28)%	(3)%
Total clients’ domestic cash sweep balances	43,354	49,475	43,497	(12)%	—%
Enhanced Savings Program (“ESP”) (11)	14,863	2,746	14,476	441%	3%
Total clients’ domestic cash sweep and ESP balances	$58,217	$52,221	$57,973	11%	—%

	Three months ended			% change from		Six months ended
Net interest income and RJBDP fees ($ in millions)	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2023	December 31, 2023	March 31, 2024	March 31, 2023	% change
Net interest income and RJBDP fees (third-party banks)	$689	$731	$698	(6)%	(1)%	$1,387	$1,454	(5)%
Average yield on RJBDP - third-party banks (12)	3.59%	3.25%	3.66%			3.62%	2.93%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Second Quarter of 2024	(Unaudited)

The following tables present our consolidated average interest-earning asset and interest-bearing liability balances, interest income and expense and the related rates.

	Three months ended
	March 31, 2024			March 31, 2023			December 31, 2023
$ in millions	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$6,020	$81	5.40%	$3,093	$36	4.64%	$5,760	$79	5.41%
Available-for-sale securities	10,080	56	2.21%	10,869	54	2.00%	10,333	56	2.16%
Loans held for sale and investment: (13)
Loans held for investment:
Securities-based loans (“SBL”) (14)	14,548	263	7.13%	14,493	240	6.63%	14,587	266	7.16%
Commercial and industrial (“C&I”) loans	10,385	200	7.60%	11,236	192	6.83%	10,472	203	7.60%
Commercial real estate (“CRE”) loans	7,385	140	7.52%	6,961	119	6.85%	7,245	141	7.61%
Real estate investment trust (“REIT”) loans	1,687	32	7.67%	1,671	31	7.11%	1,694	34	7.76%
Residential mortgage loans	8,947	80	3.58%	7,979	62	3.13%	8,799	77	3.48%
Tax-exempt loans (15)	1,410	9	3.23%	1,652	10	3.16%	1,481	10	3.27%
Loans held for sale	170	3	7.90%	170	3	7.23%	140	3	8.86%
Total loans held for sale and investment	44,532	727	6.49%	44,162	657	5.97%	44,418	734	6.51%
All other interest-earning assets	240	4	6.35%	153	2	5.80%	237	3	5.98%
Interest-earning assets — Bank segment	$60,872	$868	5.67%	$58,277	$749	5.16%	$60,748	$872	5.66%
All other segments
Cash and cash equivalents	$3,038	$47	6.18%	$3,130	$39	5.10%	$3,469	$53	6.07%
Assets segregated for regulatory purposes and restricted cash	3,654	47	5.23%	4,856	55	4.36%	3,623	47	5.13%
Trading assets — debt securities	1,231	19	5.95%	1,057	13	5.05%	1,100	15	5.57%
Brokerage client receivables	2,290	47	8.17%	2,205	41	7.66%	2,138	45	8.39%
All other interest-earning assets	2,020	21	4.17%	1,817	18	3.12%	1,936	21	3.92%
Interest-earning assets — all other segments	$12,233	$181	5.91%	$13,065	$166	4.98%	$12,266	$181	5.81%
Total interest-earning assets	$73,105	$1,049	5.71%	$71,342	$915	5.13%	$73,014	$1,053	5.69%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (10)	$31,138	$164	2.11%	$44,554	$135	1.23%	$32,001	$160	1.99%
Interest-bearing demand deposits (11)	20,638	253	4.94%	5,620	59	4.28%	19,565	244	4.97%
Certificates of deposit	2,677	30	4.69%	1,859	16	3.57%	2,757	32	4.56%
Total bank deposits (16)	54,453	447	3.31%	52,033	210	1.64%	54,323	436	3.19%
Federal Home Loan Bank (“FHLB”) advances and all other interest-bearing liabilities	1,183	8	2.84%	1,452	9	2.80%	1,231	10	3.03%
Interest-bearing liabilities — Bank segment	$55,636	$455	3.30%	$53,485	$219	1.67%	$55,554	$446	3.19%
All other segments
Trading liabilities — debt securities	$799	$11	5.55%	$725	$7	4.14%	$756	$11	5.66%
Brokerage client payables	4,815	21	1.71%	6,044	23	1.52%	4,668	20	1.72%
Senior notes payable	2,039	23	4.50%	2,038	23	4.52%	2,039	23	4.51%
All other interest-bearing liabilities (16)	1,036	10	3.88%	603	12	3.72%	980	7	2.96%
Interest-bearing liabilities — all other segments	$8,689	$65	2.98%	$9,410	$65	2.51%	$8,443	$61	2.89%
Total interest-bearing liabilities	$64,325	$520	3.26%	$62,895	$284	1.80%	$63,997	$507	3.15%
Firmwide net interest income		$529			$631			$546
Net interest margin (net yield on interest-earning assets)
Bank segment			2.66%			3.63%			2.74%
Firmwide			2.91%			3.59%			2.97%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Second Quarter of 2024	(Unaudited)

	Six months ended
	March 31, 2024			March 31, 2023
$ in millions	Average balance	Interest	Average rate	Average balance	Interest	Average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$5,889	$160	5.41%	$2,705	$58	4.24%
Available-for-sale securities	10,207	112	2.18%	10,961	107	1.95%
Loans held for sale and investment: (13)
Loans held for investment:
SBL (14)	14,567	529	7.14%	14,768	466	6.27%
C&I loans	10,428	403	7.60%	11,206	364	6.42%
CRE loans	7,314	281	7.56%	6,879	226	6.52%
REIT loans	1,691	66	7.71%	1,649	55	6.64%
Residential mortgage loans	8,873	157	3.53%	7,801	119	3.06%
Tax-exempt loans (15)	1,446	19	3.25%	1,623	20	3.11%
Loans held for sale	155	6	8.36%	179	6	6.27%
Total loans held for sale and investment	44,474	1,461	6.50%	44,105	1,256	5.68%
All other interest-earning assets	239	7	6.17%	148	4	5.55%
Interest-earning assets — Bank segment	$60,809	$1,740	5.67%	$57,919	$1,425	4.91%
All other segments
Cash and cash equivalents	$3,248	$100	6.13%	$3,401	$72	4.25%
Assets segregated for regulatory purposes and restricted cash	3,639	94	5.18%	5,554	105	3.81%
Trading assets — debt securities	1,162	34	5.78%	1,069	27	5.08%
Brokerage client receivables	2,214	92	8.28%	2,301	82	7.16%
All other interest-earning assets	1,996	42	4.00%	1,909	31	2.79%
Interest-earning assets — all other segments	$12,259	$362	5.86%	$14,234	$317	4.42%
Total interest-earning assets	$73,068	$2,102	5.70%	$72,153	$1,742	4.81%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (10)	$31,572	$324	2.05%	$44,864	$258	1.16%
Interest-bearing demand deposits (11)	20,134	497	4.94%	5,382	104	3.87%
Certificates of deposit	2,717	62	4.62%	1,538	24	3.13%
Total bank deposits (16)	54,423	883	3.25%	51,784	386	1.49%
FHLB advances and all other interest-bearing liabilities	1,207	18	2.94%	1,374	18	2.63%
Interest-bearing liabilities — Bank segment	$55,630	$901	3.24%	$53,158	$404	1.52%
All other segments
Trading liabilities — debt securities	$777	$22	5.60%	$752	$17	4.63%
Brokerage client payables	4,752	41	1.71%	6,842	40	1.16%
Senior notes payable	2,039	46	4.50%	2,038	46	4.52%
All other interest-bearing liabilities (16)	935	17	3.69%	646	18	2.91%
Interest-bearing liabilities — all other segments	$8,503	$126	2.95%	$10,278	$121	2.19%
Total interest-bearing liabilities	$64,133	$1,027	3.20%	$63,436	$525	1.64%
Firmwide net interest income		$1,075			$1,217
Net interest margin (net yield on interest-earning assets)
Bank segment			2.70%			3.51%
Firmwide			2.94%			3.38%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2024	(Unaudited)

	Three months ended			% change from
$ in millions	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2023	December 31, 2023
Net revenues:
Private Client Group	$2,341	$2,144	$2,226	9%	5%
Capital Markets	321	302	338	6%	(5)%
Asset Management	252	216	235	17%	7%
Bank	424	540	441	(21)%	(4)%
Other (17)	17	10	26	70%	(35)%
Intersegment eliminations	(237)	(339)	(253)	(30)%	(6)%
Total net revenues	$3,118	$2,873	$3,013	9%	3%

Pre-tax income/(loss):
Private Client Group	$444	$441	$439	1%	1%
Capital Markets	(17)	(34)	3	50%	NM
Asset Management	100	82	93	22%	8%
Bank	75	91	92	(18)%	(18)%
Other (17)	7	(23)	3	NM	133%
Pre-tax income	$609	$557	$630	9%	(3)%

	Six months ended
$ in millions	March 31, 2024	March 31, 2023	% change
Net revenues:
Private Client Group	$4,567	$4,207	9%
Capital Markets	659	597	10%
Asset Management	487	423	15%
Bank	865	1,048	(17)%
Other (17)	43	19	126%
Intersegment eliminations	(490)	(635)	(23)%
Total net revenues	$6,131	$5,659	8%

Pre-tax income/(loss):
Private Client Group	$883	$875	1%
Capital Markets	(14)	(50)	72%
Asset Management	193	162	19%
Bank	167	227	(26)%
Other (8) (17)	10	(5)	NM
Pre-tax income	$1,239	$1,209	2%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2024	(Unaudited)

Private Client Group

	Three months ended			% change from
$ in millions	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2023	December 31, 2023
Revenues:
Asset management and related administrative fees	$1,283	$1,102	$1,191	16%	8%
Brokerage revenues:
Mutual and other fund products	141	135	136	4%	4%
Insurance and annuity products	127	113	125	12%	2%
Equities, exchange-traded funds (“ETFs”) and fixed income products	139	116	121	20%	15%
Total brokerage revenues	407	364	382	12%	7%
Account and service fees:
Mutual fund and annuity service fees	115	105	106	10%	8%
RJBDP fees: (10)
Bank segment (10)	206	311	223	(34)%	(8)%
Third-party banks	160	100	152	60%	5%
Client account and other fees	64	56	65	14%	(2)%
Total account and service fees	545	572	546	(5)%	—%
Investment banking	8	9	11	(11)%	(27)%
Interest income	122	117	118	4%	3%
All other	6	9	4	(33)%	50%
Total revenues	2,371	2,173	2,252	9%	5%
Interest expense	(30)	(29)	(26)	3%	15%
Net revenues	2,341	2,144	2,226	9%	5%
Non-interest expenses:
Financial advisor compensation and benefits	1,273	1,118	1,190	14%	7%
Administrative compensation and benefits	391	345	379	13%	3%
Total compensation, commissions and benefits	1,664	1,463	1,569	14%	6%
Non-compensation expenses	233	240	218	(3)%	7%
Total non-interest expenses	1,897	1,703	1,787	11%	6%
Pre-tax income	$444	$441	$439	1%	1%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2024	(Unaudited)

Private Client Group

	Six months ended
$ in millions	March 31, 2024	March 31, 2023	% change
Revenues:
Asset management and related administrative fees	$2,474	$2,155	15%
Brokerage revenues:
Mutual and other fund products	277	263	5%
Insurance and annuity products	252	217	16%
Equities, ETFs and fixed income products	260	229	14%
Total brokerage revenues	789	709	11%
Account and service fees:
Mutual fund and annuity service fees	221	203	9%
RJBDP fees: (10)
Bank segment (10)	429	579	(26)%
Third-party banks	312	237	32%
Client account and other fees	129	116	11%
Total account and service fees	1,091	1,135	(4)%
Investment banking	19	18	6%
Interest income	240	226	6%
All other	10	15	(33)%
Total revenues	4,623	4,258	9%
Interest expense	(56)	(51)	10%
Net revenues	4,567	4,207	9%
Non-interest expenses:
Financial advisor compensation and benefits	2,463	2,193	12%
Administrative compensation and benefits	770	687	12%
Total compensation, commissions and benefits	3,233	2,880	12%
Non-compensation expenses	451	452	—%
Total non-interest expenses	3,684	3,332	11%
Pre-tax income	$883	$875	1%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2024	(Unaudited)

Capital Markets

	Three months ended			% change from
$ in millions	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2023	December 31, 2023
Revenues:
Brokerage revenues:
Fixed income	$88	$96	$102	(8)%	(14)%
Equity	34	34	38	—%	(11)%
Total brokerage revenues	122	130	140	(6)%	(13)%
Investment banking:
Merger & acquisition and advisory	107	87	118	23%	(9)%
Equity underwriting	23	29	26	(21)%	(12)%
Debt underwriting	41	29	26	41%	58%
Total investment banking	171	145	170	18%	1%
Interest income	26	21	23	24%	13%
Affordable housing investments business revenues	22	23	23	(4)%	(4)%
All other	4	3	4	33%	—%
Total revenues	345	322	360	7%	(4)%
Interest expense	(24)	(20)	(22)	20%	9%
Net revenues	321	302	338	6%	(5)%
Non-interest expenses:
Compensation, commissions and benefits	240	231	238	4%	1%
Non-compensation expenses	98	105	97	(7)%	1%
Total non-interest expenses	338	336	335	1%	1%
Pre-tax income/(loss)	$(17)	$(34)	$3	50%	NM

	Six months ended
$ in millions	March 31, 2024	March 31, 2023	% change
Revenues:
Brokerage revenues:
Fixed income	$190	$196	(3)%
Equity	72	68	6%
Total brokerage revenues	262	264	(1)%
Investment banking:
Merger & acquisition and advisory	225	189	19%
Equity underwriting	49	44	11%
Debt underwriting	67	45	49%
Total investment banking	341	278	23%
Interest income	49	44	11%
Affordable housing investments business revenues	45	47	(4)%
All other	8	7	14%
Total revenues	705	640	10%
Interest expense	(46)	(43)	7%
Net revenues	659	597	10%
Non-interest expenses:
Compensation, commissions and benefits	478	444	8%
Non-compensation expenses	195	203	(4)%
Total non-interest expenses	673	647	4%
Pre-tax loss	$(14)	$(50)	72%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2024	(Unaudited)

Asset Management

	Three months ended			% change from
$ in millions	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2023	December 31, 2023
Revenues:
Asset management and related administrative fees:
Managed programs	$163	$140	$150	16%	9%
Administration and other	79	66	74	20%	7%
Total asset management and related administrative fees	242	206	224	17%	8%
Account and service fees	5	6	6	(17)%	(17)%
All other	5	4	5	25%	—%
Net revenues	252	216	235	17%	7%
Non-interest expenses:
Compensation, commissions and benefits	58	52	53	12%	9%
Non-compensation expenses	94	82	89	15%	6%
Total non-interest expenses	152	134	142	13%	7%
Pre-tax income	$100	$82	$93	22%	8%

	Six months ended
$ in millions	March 31, 2024	March 31, 2023	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$313	$274	14%
Administration and other	153	129	19%
Total asset management and related administrative fees	466	403	16%
Account and service fees	11	11	—%
All other	10	9	11%
Net revenues	487	423	15%
Non-interest expenses:
Compensation, commissions and benefits	111	99	12%
Non-compensation expenses	183	162	13%
Total non-interest expenses	294	261	13%
Pre-tax income	$193	$162	19%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2024	(Unaudited)

Bank

	Three months ended			% change from
$ in millions	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2023	December 31, 2023
Revenues:
Interest income	$868	$749	$872	16%	—%
Interest expense	(455)	(219)	(446)	108%	2%
Net interest income	413	530	426	(22)%	(3)%
All other	11	10	15	10%	(27)%
Net revenues	424	540	441	(21)%	(4)%
Non-interest expenses:
Compensation and benefits	48	48	43	—%	12%
Non-compensation expenses:
Bank loan provision for credit losses	21	28	12	(25)%	75%
RJBDP fees to Private Client Group (10)	206	311	223	(34)%	(8)%
All other	74	62	71	19%	4%
Total non-compensation expenses	301	401	306	(25)%	(2)%
Total non-interest expenses	349	449	349	(22)%	—%
Pre-tax income	$75	$91	$92	(18)%	(18)%

	Six months ended
$ in millions	March 31, 2024	March 31, 2023	% change
Revenues:
Interest income	$1,740	$1,425	22%
Interest expense	(901)	(404)	123%
Net interest income	839	1,021	(18)%
All other	26	27	(4)%
Net revenues	865	1,048	(17)%
Non-interest expenses:
Compensation and benefits	91	88	3%
Non-compensation expenses:
Bank loan provision for credit losses	33	42	(21)%
RJBDP fees to Private Client Group (10)	429	579	(26)%
All other	145	112	29%
Total non-compensation expenses	607	733	(17)%
Total non-interest expenses	698	821	(15)%
Pre-tax income	$167	$227	(26)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2024	(Unaudited)

Other (17)

	Three months ended			% change from
$ in millions	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2023	December 31, 2023
Revenues:
Interest income	$44	$36	$49	22%	(10)%
All other	(2)	1	2	NM	NM
Total revenues	42	37	51	14%	(18)%
Interest expense	(25)	(27)	(25)	(7)%	—%
Net revenues	17	10	26	70%	(35)%
Non-interest expenses:
Compensation and benefits	32	26	17	23%	88%
All other	(22)	7	6	NM	NM
Total non-interest expenses	10	33	23	(70)%	(57)%
Pre-tax income/(loss)	$7	$(23)	$3	NM	133%

	Six months ended
$ in millions	March 31, 2024	March 31, 2023	% change
Revenues:
Interest income	$93	$66	41%
All other	—	4	(100)%
Total revenues	93	70	33%
Interest expense	(50)	(51)	(2)%
Net revenues	43	19	126%
Non-interest expenses:
Compensation and benefits	49	44	11%
Insurance settlement received (8)	—	(32)	100%
All other	(16)	12	NM
Total non-interest expenses	33	24	38%
Pre-tax income/(loss)	$10	$(5)	NM
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Bank Segment Selected Key Metrics
Fiscal Second Quarter of 2024	(Unaudited)

Bank Segment

Our Bank segment includes Raymond James Bank and TriState Capital Bank.

	As of			% change from
$ in millions	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2023	December 31, 2023
Total assets	$61,038	$60,400	$61,517	1%	(1)%

Bank loans, net	$44,099	$43,683	$44,182	1%	—%

Bank loan allowance for credit losses	$471	$415	$479	13%	(2)%
Bank loan allowance for credit losses as a % of total loans held for investment	1.06%	0.94%	1.08%
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment (18)	2.05%	1.67%	2.06%

Total nonperforming assets	$187	$99	$164	89%	14%
Nonperforming assets as a % of total assets	0.31%	0.16%	0.27%

Total criticized loans	$538	$403	$472	33%	14%
Criticized loans as a % of loans held for investment	1.21%	0.92%	1.06%

Total bank deposits	$54,843	$54,229	$55,393	1%	(1)%

	Three months ended			% change from		Six months ended
$ in millions	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2023	December 31, 2023	March 31, 2024	March 31, 2023	% change
Net interest margin (net yield on interest-earning assets)	2.66%	3.63%	2.74%			2.70%	3.51%

Bank loan provision for credit losses	$21	$28	$12	(25)%	75%	$33	$42	(21)%
Net charge-offs	$28	$20	$8	40%	250%	$36	$22	64%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Second Quarter of 2024	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures.

	Three months ended			Six months ended
$ in millions	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2024	March 31, 2023
Net income available to common shareholders	$474	$425	$497	$971	$932
Non-GAAP adjustments:
Expenses related to acquisitions:
Compensation, commissions and benefits — Acquisition-related retention (19)	11	17	11	22	35
Communications and information processing	1	—	—	1	—
Professional fees	1	—	1	2	—
Other:
Amortization of identifiable intangible assets (20)	11	11	11	22	22
All other acquisition-related expenses	2	—	—	2	—
Total “Other” expense	13	11	11	24	22
Total expenses related to acquisitions	26	28	23	49	57
Other — Insurance settlement received (8)	—	—	—	—	(32)
Pre-tax impact of non-GAAP adjustments	26	28	23	49	25
Tax effect of non-GAAP adjustments	(6)	(7)	(6)	(12)	(6)
Total non-GAAP adjustments, net of tax	20	21	17	37	19
Adjusted net income available to common shareholders (1)	$494	$446	$514	$1,008	$951

Pre-tax income	$609	$557	$630	$1,239	$1,209
Pre-tax impact of non-GAAP adjustments (as detailed above)	26	28	23	49	25
Adjusted pre-tax income (1)	$635	$585	$653	$1,288	$1,234

Compensation, commissions and benefits expense	$2,043	$1,820	$1,921	$3,964	$3,556
Less: Acquisition-related retention (as detailed above)	11	17	11	22	35
Adjusted “Compensation, commissions and benefits” expense (1)	$2,032	$1,803	$1,910	$3,942	$3,521

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Second Quarter of 2024	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Six months ended
	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2024	March 31, 2023
Pre-tax margin (6)	19.5%	19.4%	20.9%	20.2%	21.4%
Impact of non-GAAP adjustments on pre-tax margin:
Expenses related to acquisitions:
Compensation, commissions and benefits — Acquisition-related retention (19)	0.3%	0.5%	0.4%	0.4%	0.6%
Communications and information processing	—%	—%	—%	—%	—%
Professional fees	0.1%	—%	—%	—%	—%
Other:
Amortization of identifiable intangible assets (20)	0.4%	0.5%	0.4%	0.4%	0.4%
All other acquisition-related expenses	0.1%	—%	—%	—%	—%
Total “Other” expense	0.5%	0.5%	0.4%	0.4%	0.4%
Total expenses related to acquisitions	0.9%	1.0%	0.8%	0.8%	1.0%
Other — Insurance settlement received (8)	—%	—%	—%	—%	(0.6)%
Total non-GAAP adjustments	0.9%	1.0%	0.8%	0.8%	0.4%
Adjusted pre-tax margin (1) (6)	20.4%	20.4%	21.7%	21.0%	21.8%

Total compensation ratio (7)	65.5%	63.3%	63.8%	64.7%	62.8%
Less the impact of non-GAAP adjustments on compensation ratio:
Acquisition-related retention (19)	0.3%	0.5%	0.4%	0.4%	0.6%
Adjusted total compensation ratio (1) (7)	65.2%	62.8%	63.4%	64.3%	62.2%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Second Quarter of 2024	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Six months ended
Earnings per common share (4)	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2024	March 31, 2023
Basic	$2.27	$1.97	$2.38	$4.65	$4.33
Impact of non-GAAP adjustments on basic earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits — Acquisition-related retention (19)	0.05	0.08	0.05	0.11	0.16
Communications and information processing	0.01	—	—	—	—
Professional fees	0.01	—	0.01	0.01	—
Other:
Amortization of identifiable intangible assets (20)	0.05	0.05	0.05	0.11	0.11
All other acquisition-related expenses	0.01	—	—	0.01	—
Total “Other” expense	0.06	0.05	0.05	0.12	0.11
Total expenses related to acquisitions	0.13	0.13	0.11	0.24	0.27
Other — Insurance settlement received (8)	—	—	—	—	(0.15)
Tax effect of non-GAAP adjustments	(0.03)	(0.03)	(0.03)	(0.06)	(0.03)
Total non-GAAP adjustments, net of tax	0.10	0.10	0.08	0.18	0.09
Adjusted basic (1)	$2.37	$2.07	$2.46	$4.83	$4.42

Diluted	$2.22	$1.93	$2.32	$4.54	$4.23
Impact of non-GAAP adjustments on diluted earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits — Acquisition-related retention (19)	0.05	0.08	0.05	0.10	0.16
Communications and information processing	—	—	—	—	—
Professional fees	0.01	—	0.01	0.01	—
Other:
Amortization of identifiable intangible assets (20)	0.05	0.05	0.05	0.11	0.10
All other acquisition-related expenses	0.01	—	—	0.01	—
Total “Other” expense	0.06	0.05	0.05	0.12	0.10
Total expenses related to acquisitions	0.12	0.13	0.11	0.23	0.26
Other — Insurance settlement received (8)	—	—	—	—	(0.15)
Tax effect of non-GAAP adjustments	(0.03)	(0.03)	(0.03)	(0.06)	(0.03)
Total non-GAAP adjustments, net of tax	0.09	0.10	0.08	0.17	0.08
Adjusted diluted (1)	$2.31	$2.03	$2.40	$4.71	$4.31
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Second Quarter of 2024	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

Book value per share	As of
$ in millions, except per share amounts	March 31, 2024	March 31, 2023	December 31, 2023
Total common equity attributable to Raymond James Financial, Inc.	$10,905	$9,875	$10,711
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	1,894	1,932	1,908
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(134)	(128)	(132)
Tangible common equity attributable to Raymond James Financial, Inc. (1)	$9,145	$8,071	$8,935
Common shares outstanding	207.3	211.6	208.7
Book value per share (9)	$52.60	$46.67	$51.32
Tangible book value per share (1) (9)	$44.11	$38.14	$42.81

Return on common equity	Three months ended			Six months ended
$ in millions	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2024	March 31, 2023
Average common equity (21)	$10,808	$9,806	$10,423	$10,584	$9,650
Impact of non-GAAP adjustments on average common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits — Acquisition-related retention (19)	6	9	6	11	18
Communications and information processing	—	—	—	—	—
Professional fees	—	—	—	1	—
Other:
Amortization of identifiable intangible assets (20)	6	6	6	11	11
All other acquisition-related expenses	1	—	—	1	—
Total “Other” expense	7	6	6	12	11
Total expenses related to acquisitions	13	15	12	24	29
Other — Insurance settlement received (8)	—	—	—	—	(21)
Tax effect of non-GAAP adjustments	(3)	(4)	(3)	(6)	(2)
Total non-GAAP adjustments, net of tax	10	11	9	18	6
Adjusted average common equity (1) (21)	$10,818	$9,817	$10,432	$10,602	$9,656

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Second Quarter of 2024	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Six months ended
$ in millions	March 31, 2024	March 31, 2023	December 31, 2023	March 31, 2024	March 31, 2023
Average common equity (21)	$10,808	$9,806	$10,423	$10,584	$9,650
Less:
Average goodwill and identifiable intangible assets, net	1,901	1,936	1,908	1,903	1,934
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(133)	(129)	(132)	(132)	(128)
Average tangible common equity (1) (21)	$9,040	$7,999	$8,647	$8,813	$7,844
Impact of non-GAAP adjustments on average tangible common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits — Acquisition-related retention (19)	6	9	6	11	18
Communications and information processing	—	—	—	—	—
Professional fees	—	—	—	1	—
Other:
Amortization of identifiable intangible assets (20)	6	6	6	11	11
All other acquisition-related expenses	1	—	—	1	—
Total “Other” expense	7	6	6	12	11
Total expenses related to acquisitions	13	15	12	24	29
Other — Insurance settlement received (8)	—	—	—	—	(21)
Tax effect of non-GAAP adjustments	(3)	(4)	(3)	(6)	(2)
Total non-GAAP adjustments, net of tax	10	11	9	18	6
Adjusted average tangible common equity (1) (21)	$9,050	$8,010	$8,656	$8,831	$7,850

Return on common equity (5)	17.5%	17.3%	19.1%	18.3%	19.3%
Adjusted return on common equity (1) (5)	18.3%	18.2%	19.7%	19.0%	19.7%
Return on tangible common equity (1) (5)	21.0%	21.3%	23.0%	22.0%	23.8%
Adjusted return on tangible common equity (1) (5)	21.8%	22.3%	23.8%	22.8%	24.2%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Second Quarter of 2024                                 Footnotes

(1)	These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures.

(2)
Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The Domestic Private Client Group net new asset growth — annualized percentage is based on the beginning Domestic Private Client Group assets under administration balance for the indicated period.

(3)	Estimated.

(4)
Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended March 31, 2024 and December 31, 2023, $2 million for the three months ended March 31, 2023, and $2 million and $3 million for the six months ended March 31, 2024 and March 31, 2023, respectively.

(5)	Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes.

(6)	Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

(7)	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period.

(8)
The six months ended March 31, 2023 included the favorable impact of a $32 million insurance settlement received during the period related to a previously settled legal matter. This item has been reflected as an offset to Other expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures.

(9)	Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period.

(10)
We earn fees from the RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and TriState Capital Bank, which are included in our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition and within money market and other savings accounts in our net interest disclosures in this release. RJBDP balances swept to third-party banks are not included in our bank deposit liability balance reflected on our Consolidated Statement of Financial Condition given those deposits are held by third-party banks. Fees earned from the RJBDP are included in “Account and service fees” on our Consolidated Statements of Income, and those fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation.

(11)
Our Enhanced Savings Program is a deposit offering in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. ESP balances held at Raymond James Bank as of the respective period end are reflected in Bank deposits on our Consolidated Statement of Financial Condition and substantially all are reflected within interest-bearing demand deposits in our net interest disclosures in this release. As of March 31, 2024, we had placed $324 million of ESP deposits with third-party banks, and accordingly such deposits held at third-party banks were not included in our bank deposit liability balance on our Consolidated Statement of Financial Condition.

(12)	Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

(13)	Loans are presented net of unamortized purchase discounts or premiums, unearned income, deferred origination fees and costs, and charge-offs.

(14)	Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our securities-based loans portfolio is collateralized by private securities or other financial instruments with a limited trading market.

(15)	The average rate on tax-exempt loans is presented on a taxable-equivalent basis utilizing the applicable federal statutory rates for each respective period.

(16)
The average balance, interest expense, and average rate for “Total bank deposits” included amounts associated with affiliate deposits. Such amounts are eliminated in consolidation and are offset in “All other interest-bearing liabilities” under “All other segments.”

RAYMOND JAMES FINANCIAL, INC.
Fiscal Second Quarter of 2024                                 Footnotes

(17)
The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses.

(18)	Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

(19)
Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period.

(20)	Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions.

(21)
Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.